INTEGRITY MUTUAL FUNDS, INC. AND SUBSIDIARIES                      Exhibit 32.1

                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Integrity Mutual Funds, Inc. (the "Company) on Form 10-QSB for the quarter ended June 30, 2003, as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Robert E. Walstad, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:


(1)   the Report fully complies with the requirements of Section 13(a) or 15
      (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 14, 2003                              By /s/ Robert E. Walstad
                                                    ------------------------
                                                    Robert E. Walstad
                                                    Chief Executive Officer,
                                                    Chairman, and Director
                                                   (Principal Executive Officer)